UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 of 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 5, 2008

Commission file number: 1-13782

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	25-1615902
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, PA	15148
(Address of principal executive offices)	(Zip Code)

412-825-1000

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A, Amendment No. 1, is being filed to amend item 9.01 of the Current Report on Form 8-K filed by Westinghouse Air Brake Technologies Corporation (“Wabtec” or the “Company”) on December 10, 2008. This amendment provides the audited historical financial statement of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Form 8-K on December 10, 2008.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On December 5, 2008, Wabtec completed its acquisition of Standard Car Truck (“Standard Car Truck”, or “SCT”) pursuant to a Stock Purchase Agreement (the “Agreement”) by and among the Company, SCT, and Robclif, Inc., dated September 12, 2008.

Based in Park Ridge, Ill., Standard Car Truck was founded in 1896 and is the worldwide leader in stabilization systems for freight cars, including engineered truck (undercarriage) components such as springs, friction wedges and wear plates. Its Barber® brand truck design is used throughout the world and holds a leading share of the North American market. The company also manufactures and services locomotive components, including compressors and pumps.

The total consideration paid by the Company in connection with the acquisition was approximately $304.7 million in cash. The Company financed the transaction with proceeds from a new, $500 million credit facility, which consists of a $200 million term loan and a $300 million revolving line of credit.

The foregoing description of the transaction consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which was filed as Exhibit 10.1 to the Company’s Third Quarter Report on Form 10-Q, filed on November 6, 2008, and is incorporated herein by reference.

ITEM 8.01	Other Events

On December 8, 2008, the Company issued a press release announcing that it completed the acquisition of SCT. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The required audited financial statements of SCT as of and for the year ended December 31, 2007 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited financial statements of SCT as of and for the nine months ended September 30, 2008 and 2007 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Unaudited Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.

(c)	None.

(d)	Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Independent Certified Public Accountants

99.1	Press release dated December 8, 2008*

99.2	Consolidated Financial Statements and Report of Independent Certified Public Accountants, Standard Car Truck Company and Subsidiaries, December 31, 2007

99.3	Consolidated Financial Statements Standard Car Truck Company and Subsidiaries September 30, 2008 and 2007

99.4	Unaudited Pro Forma Condensed Combined Financial Information

*	Previously filed as an exhibit to Wabtec’s Current Report on Form 8-K filed on December 10, 2008.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/S/ ALVARO GARCIA-TUNON
Alvaro Garcia-Tunon, Senior Vice President, Chief Financial Officer and Secretary

DATE: February 13, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Independent Certified Public Accountants

99.1	Press release dated December 8, 2008*

99.2	Consolidated Financial Statements and Report of Independent Certified Public Accountants, Standard Car Truck Company and Subsidiaries, December 31, 2007

99.3	Consolidated Financial Statements Standard Car Truck Company and Subsidiaries September 30, 2008 and 2007

99.4	Unaudited Pro Forma Condensed Combined Financial Information

*	Previously filed as an exhibit to Wabtec’s Current Report on Form 8-K filed on December 10, 2008.

5